Dispositions	12 Months Ended
Dec. 31, 2020
4. Dispositions
Dispositions

4. DISPOSITIONS

On March 24, 2020, Emera completed the sale of Emera Maine for a total enterprise value of approximately $2.0 billion including cash proceeds of $1.4 billion, transferred debt and working capital adjustments. A gain on disposition of $585 million ($309 million after tax) net of transaction costs, was recognized in the Other segment and included in “Other income” on the Consolidated Statements of Income.

Emera Maine’s assets and liabilities were classified as held for sale at March 25, 2019. The Company continued recording depreciation on these assets through the transaction closing date, as the depreciation continued to be reflected in customer rates and was reflected in the carryover basis of the assets on completion of the sale. A total of $53 million of depreciation and amortization was recorded on these assets from March 25, 2019, the date they were classified as held for sale, until the date of the sale. $39 million of the $53 million was recorded in 2019. Emera Maine’s assets and liabilities were included in the Company’s Other Electric Utilities segment.